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         EXHIBIT 99


PACIFICNET.COM, INC. ("THE COMPANY"), OR PERSONS ACTING ON BEHALF OF THE COMPANY, FROM TIME TO TIME, MAY MAKE, IN WRITING OR ORALLY, "FORWARD-LOOKING STATEMENTS" AS DEFINED UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "LITIGATION REFORM ACT"). THIS CAUTIONARY STATEMENT, WHEN USED IN CONJUNCTION WITH IDENTIFIED FORWARD-LOOKING STATEMENTS, IS FOR THE PURPOSE OF QUALIFYING FOR THE "SAFE HARBOR" PROVISIONS OF THE LITIGATION REFORM ACT AND IS INTENDED TO BE A READILY AVAILABLE WRITTEN DOCUMENT THAT CONTAINS FACTORS WHICH COULD CAUSE RESULTS TO DIFFER MATERIALLY FROM SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS ARE IN ADDITION TO ANY OTHER CAUTIONARY STATEMENTS, WRITTEN OR ORAL, WHICH MAY BE MADE, OR REFERRED TO, IN CONNECTION WITH ANY SUCH FORWARD-LOOKING STATEMENT.

THE FOLLOWING MATTERS, AMONG OTHERS, MAY HAVE A MATERIAL ADVERSE EFFECT ON THE BUSINESS, FINANCIAL CONDITION, LIQUIDITY, RESULTS OF OPERATIONS OR PROSPECTS, FINANCIAL OR OTHERWISE, OF THE COMPANY. REFERENCE TO THIS CAUTIONARY STATEMENT IN THE CONTEXT OF A FORWARD-LOOKING STATEMENT OR STATEMENTS SHALL BE DEEMED TO BE A STATEMENT THAT ANY ONE OR MORE OF THE FOLLOWING FACTORS MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN SUCH FORWARD-LOOKING STATEMENT OR STATEMENTS.

RISKS RELATED TO E-COMMERCE SOLUTIONS BUSINESS ("PNC")

The following risk factors relate to the Company's e-commerce solutions business.

PNC HAS A LIMITED OPERATING HISTORY AND ANTICIPATES CONTINUED LOSSES FOR THE FORESEEABLE FUTURE.

PNC has only a limited operating history on which investors can base evaluations of its business and prospects. In addition, its prospects must be considered in light of the risks and uncertainties inherent in and traditionally encountered by companies in an early stage of development in new and rapidly evolving markets.

PNC was founded and commenced operations in July 1999. Its focus to date has been primarily on designing the "PacificNet.com Solution" and creating strategic relationships. From inception through December 31, 1999 and the six months ended June 30, 2000, revenues were only $49,000 and $1,318,000. There can be no assurance that revenues will grow during 2000 or thereafter.

Since PNC commenced operations, it has incurred losses. For the period from inception through December 31, 1999, and the six months ended June 30, 2000, losses totaled $384,000 and $583,000, respectively. Expenditures have been increasing and are expected to continue to increase substantially in all areas, particularly in solution development and sales and marketing. Management of PNC expects to continue to incur losses for at least the next two years.



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PNC may never be profitable or, if it becomes profitable, it may be unable to sustain profitability. Its limited operating history makes predicting future operating results, including operating expenses, very difficult. In order to increase revenue and achieve profitability, PNC must, among other things:

-      complete development of the PacificNet.com Solution;

-      increase market acceptance of its solutions and services;

-      successfully execute its strategic partner alliance strategy;

-      develop and maintain awareness of its brands;

-      attract, integrate, motivate and retain qualified personnel;

-      continue to build financial and operational infrastructure; and

-      offer high quality customer service and support.


The ability to increase revenue and achieve profitability also depends on a number of factors outside PNC's control, including the extent to which:

-      competitors develop competing e-commerce services and solutions;

- strategic alliance and other marketing partners dedicate resources or otherwise give priority to promoting PNC's products and services; and

-      PNC maintains access to significant amounts of capital.


Many of these risks are separately discussed below.

THERE CAN BE NO ASSURANCE OF CONTINUED MARKET ACCEPTANCE OF PNC'S PRODUCTS.

PNC believes that a significant contributing factor in its initial growth has been the ability to create and maintain strong relationships with the community of web developers that initially reacted favorably to PNC's business strategy and have or are likely to adopt PNC's products. This community of early adopters demands rapid and continuous improvements in the performance, features and reliability of products, as well as a high level of customer service. If PNC's products do not continue to satisfy the web developer community or otherwise fail to sustain sufficient market acceptance, its business, financial condition and operating results could be materially adversely affected. Due in part to the emerging nature of the web development products market and the substantial resources available to many market participants, PNC management believes there is a time-limited opportunity to achieve and maintain maximum market share in this market.

PNC'S BUSINESS STRATEGY DEPENDS ON THE GROWTH OF THE INTERNET AND THE SECURITY OF BUSINESS TRANSACTIONS CONDUCTED OVER THE INTERNET.

PNC's business would be adversely affected if B2B internet usage does not continue to grow. Internet usage may be inhibited by a number of reasons, such as:



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-      lack of infrastructure and insufficient technical capabilities;

-      security concerns;

-      inconsistent quality and ease of service; and

-      lack of availability of cost-effective, high-speed service.


If B2B internet usage grows, the internet infrastructure may not be able to support the demands placed on it by this growth or its performance or reliability may decline. In addition, web sites may from time to time experience interruptions in their service as a result of outages, virus or delays occurring throughout the internet network infrastructure. If such outages, viruses or delays frequently occur in the future, internet usage, as well as usage of PNC's solutions, could be adversely affected.

Concerns regarding the security of confidential business information transmitted over the Internet prevent many potential customers from engaging in online transactions. If PNC does not add sufficient security features to future product releases, its products may not gain market acceptance or there may be additional legal exposure to PNC. PNC has included basic security features in its products to protect the privacy and integrity of customer data, such as password requirements for access to portions of its vertical trade communities. However, PNC does not currently use sophisticated authentication technology or encryption, which transforms information into a "code" designed to be unreadable by third parties, to protect confidential information such as credit card numbers. As part of the development of its total PacificNet.com Solution, PNC intends to license encryption technology to protect confidential transaction data.

Internet infrastructure is potentially vulnerable to electronic break-ins, viruses or similar problems. If a person circumvents PNC's security measures, he or she could misappropriate proprietary information or cause interruptions in PNC's operations. Security breaches that result in access to confidential information could damage PNC's reputation and expose it to a risk of loss or liability. PNC may be required to make significant unplanned investments and efforts to protect against or remedy security breaches. If PNC does not adequately address security issues and the concerns of its customers and potential customers in this area, its business, financial condition and operating results could be materially adversely affected.

THERE IS INTENSE COMPETITION FOR THE E-COMMERCE SOLUTIONS THAT PNC OFFERS.

Competition for electronic commerce products and services is intense. PNC expects that competition will continue to intensify in all areas of e-commerce, including those serviced by PNC. Barriers to entry are minimal, and competitors can launch new web sites and introduce new products and services at a relatively low cost. PNC competes for a share of a customer's procurement budget by offering an end-to-end e-commerce solution. However, competitors may develop internet products or services that are superior to, or have greater market acceptance than, PNC's solutions. Many of PNC's competitors have greater brand recognition and greater financial, marketing and other resources than PNC. This may place PNC at a disadvantage in responding to competitors' pricing strategies, technological advances, advertising campaigns,



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strategic partnerships and other initiatives. If PNC is unable to compete successfully, its business, financial condition and operating results could be materially adversely affected.

PNC'S MARKET IS CHARACTERIZED BY RAPID TECHNOLOGICAL CHANGE; IT MAY BE DIFFICULT FOR PNC TO KEEP UP IN A COST-EFFECTIVE MANNER.

PNC's market is characterized by rapid technological change and frequent new product announcements. Significant technological advances in the future could render PNC's existing and planned e-commerce solutions technology obsolete. To be successful, PNC must adapt to a rapidly changing market by continually improving the responsiveness, services and features of its solutions. PNC's success will depend, in part, on its ability to license leading technologies useful in its business, enhance existing services and develop new services and technology that address the needs of its customers. PNC will also need to respond to technological advances and emerging industry standards in a cost-effective and timely manner. If PNC is unable to successfully respond to these rapid changes and new developments or does not respond in a cost-effective manner, PNC's business, financial condition and operating results could be materially adversely affected.

CAPACITY LIMITS ON PNC'S TECHNOLOGY, TRANSACTION PROCESSING SYSTEM AND NETWORK HARDWARE AND SOFTWARE MAY BE DIFFICULT TO PROJECT AND PNC MAY NOT BE ABLE TO MEET INCREASED USE.

As traffic to PNC's web site and use of its solutions increase, PNC must expand and upgrade its technology, transaction processing systems and network hardware and software. PNC may not be able to accurately project the rate of increase in traffic for these channels. In addition, PNC may not be able to expand and upgrade systems and network hardware and software capabilities to accommodate increased use of its vertical trade communities. If PNC does not appropriately upgrade its systems and network hardware and software in a cost-effective manner and on a timely basis, its business, financial condition and operating results could be materially adversely affected.

THERE IS LIMITED PROTECTION OF PROPRIETARY TECHNOLOGY.

PNC's success depends to a significant degree upon the development and protection of its software, solutions, deployment methodologies and other proprietary technology. The software industry has experienced widespread unauthorized reproduction of software products. The unauthorized reproduction of PNC's proprietary technology could enable third parties to benefit from PNC's technology without paying for it. PNC attempts to protect proprietary technology primarily through:

-      trade secret, copyright and trademark laws;

-      license agreements;

-      employee and third party non-disclosure agreements; and

- limiting access to and distribution of PNC's documentation and other proprietary information.



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The steps PNC has taken to protect its proprietary technology may be inadequate.
Existing trade secret, copyright and trademark laws offer only limited protection. In addition, PNC relies in part on "shrinkwrap" and "clickwrap" licenses that are not signed by the end user and, therefore, may be unenforceable under the laws of certain jurisdictions. Moreover, the laws of the PRC and other countries in which PNC markets its products may afford little or no effective protection of intellectual property. Other companies could independently develop similar or superior technology without violating PNC's proprietary rights. Any misappropriation of PNC's technology or the development of successful competitive technology could have a material adverse effect on PNC's business, financial condition and operating results. If PNC had to resort to legal proceedings in order to enforce its intellectual property rights, the proceedings could be burdensome and expensive and could involve a high degree of uncertainty as to the ultimate outcome, particularly in developing countries.

PNC attempts to avoid infringing known proprietary rights of third parties in its solution development efforts. However, PNC does not conduct comprehensive patent searches to determine whether the technology used in its products infringes patents held by third parties. In addition, it is difficult to proceed with certainty in a rapidly evolving technological environment in which there may be numerous patent applications pending, many of which are confidential when filed, with regard to similar technologies. If PNC were to discover that one of its products violated third party proprietary rights, there can be no assurance that PNC would be able to obtain licenses on commercially reasonable terms to continue offering the product without substantial reengineering or that any effort to undertake such reengineering would be successful. From time to time, third parties may claim that PNC's products or technology infringe their patents or other proprietary rights. Any such claim could cause PNC to incur substantial costs defending against the claim, even if the claim is invalid, and could distract PNC's management from its business. Furthermore, a party making such a claim could secure a judgment that required PNC to pay substantial damages. A judgment could also include an injunction or other court order that could prevent PNC from selling certain products. Any of these events could have a material adverse effect on PNC's business, financial condition and operating results.

THERE IS A RISK OF PRODUCT DEFECTS AND PRODUCT LIABILITY.

Software products as complex as PNC's may contain undetected errors or result in failures when first introduced or when new versions are released. Such errors are frequently discovered shortly after introduction of a new product or a new release of an existing product, but could be discovered at any point in a product's life cycle. Despite testing by PNC and its customers, errors may occur in a product offering after commencement of commercial shipments. The occurrence of these errors could have the following results, any of which could have a material adverse effect on PNC's business, operating results and financial condition:

-      loss of or delay in revenue,

-      loss of market share,

-      failure to achieve market acceptance,

-      diversion of development resources,

-      injury to PNC's reputation, or



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-      damage to PNC's efforts to build brand awareness.


The occurrence of errors in PNC's software and solutions might also result in potential liability to customers. Many of the applications developed and deployed with PNC's products are critical to the operations of customers' businesses and provide benefits that may be difficult to quantify. Any failure in a customer's application could result in a claim for substantial damages against PNC, regardless of its responsibility for such failure.

PNC'S CURRENT MARKETING AND DISTRIBUTION ALLIANCES MAY NOT GENERATE THE EXPECTED NUMBER OF NEW CUSTOMERS.

PNC has developed marketing and distribution alliances with Asian and North American based companies that can create traffic using the PacificNet.com Solution. The success of these relationships depends on the amount of increased traffic PNC will receive from alliance partners. While these relationships may be owned or controlled by strategic investors in PNC or under a long-term strategic alliance agreement, these arrangements may not generate the expected number of new customers and revenue. Generally, these agreements have a duration of at least two to three years. In addition, there can be no assurance that PNC will be able to renew these marketing and distribution alliance agreements. If these agreements fail to yield and sustain the anticipated traffic or if any of these agreements are terminated, PNC's business, financial condition and operating results could be materially adversely affected.

PNC NEEDS TO DEVELOP ADDITIONAL MARKETING AND DISTRIBUTION ALLIANCES.

As part of its business strategy, PNC is seeking to enter into additional partnerships with strategic alliance partners, including internet service providers, enterprise resource planning software providers and search engine providers to increase traffic to PNC's e-commerce solutions. There can be no assurance that PNC will be able to enter into any new partnerships. If PNC is unable to enter into new arrangements, demand for its e-commerce solutions, services and transaction-based revenues may not increase and this could materially adversely affect PNC's business, financial condition and operating results.

PNC NEEDS TO DEVELOP BRAND RECOGNITION OF THE "PACIFICNET.COM" NAME.

To be successful, PNC must establish and strengthen customer awareness of the "PacificNet.com" brand of e-commerce solutions and services. If brand awareness is not achieved, it could decrease the attractiveness of PNC's channel and solutions to existing and potential customers, which could result in decreasing transaction based revenues. Management of PNC believes that brand recognition will become increasingly more important in the future with the growing number of companies engaged in B2B e-commerce. If brand awareness and customer confidence in the "PacificNet.com" name is not fully developed or becomes diluted in the future, users may not perceive the products and services of PNC to be of high quality. This could hinder or prevent PNC from achieving its business strategy and materially adversely affect PNC's business, financial condition and operating results.

PNC NEEDS TO EXPAND ITS BUSINESS DEVELOPMENT RESOURCES AND INCREASE THE NUMBER OF CHANNEL PARTNERS.



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To increase revenue, PNC believes that it must increase the size of its business development resources and the number of its indirect channel partners. There is intense competition for business development personnel among e-commerce companies, and there can be no assurance that PNC will be successful in recruiting, training, motivating and retaining sales personnel. Even if PNC is able to recruit sufficient numbers of sales persons, there will be a delay between the time persons are hired and the time they become effective and fully productive, if at all, as they become familiar with PNC's products, customers and markets. Likewise, PNC may not be able to market its products effectively and existing or future channel partners may choose to devote greater resources to marketing and supporting the products of other companies. Any of these factors could have a material adverse effect on PNC's business, financial condition and operating results.

PNC IS GROWING RAPIDLY; RECRUITING QUALIFIED PERSONNEL AND EFFECTIVELY MANAGING THAT GROWTH MAY BE DIFFICULT.

PNC expects to grow rapidly both by adding new products and hiring new managers and employees. This growth is likely to place a significant strain on PNC's resources and systems, much of which is still in development. To effectively manage growth, PNC must implement systems, effectively recruit qualified new employees and train and manage all its human resources.

PNC's success depends in part upon its ability to attract, train, motivate and retain highly skilled employees, particularly sales and marketing personnel, software programmers and engineers and supervisory personnel. Qualified personnel are in great demand throughout the technology industry. The failure to attract and retain the personnel that are integral to PNC's direct sales, product development, service and support teams may limit the rate at which PNC can generate sales and develop new products or product enhancements.

Since PNC has been in existence for approximately one year, all of its senior management and employees are relatively new to their positions. However, members of senior management have significant experience in complimentary businesses and technologies over an extended period. There can be no assurance that a sufficient number of qualified personnel can be employed by PNC or that management will be able to effectively or successfully manage the anticipated growth. If this is the case, PNC's business, financial condition and operating results could be materially adversely affected.

THERE ARE SUBSTANTIAL RISKS ASSOCIATED WITH PNC'S INTERNATIONAL OPERATIONS.

Establishment and expansion of international operations has required significant management attention and resources since the founding of PNC. Substantially all of PNC's current and anticipated future revenues are or are expected to be derived from Asia. In that regard, PNC maintains development and operations centers in Asia. PNC's international operations are subject to additional risks, including the following, which, if not planned and managed properly, could materially adversely affect PNC's business, financial condition and operating results:



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-      language barriers and other difficulties in staffing and managing foreign operations;

- legal uncertainties or unanticipated changes regarding regulatory requirements, liability, export and import restrictions, tariffs and other trade barriers;

- longer customer payment cycles and greater difficulties in collecting accounts receivable;

- uncertainties of laws and enforcement relating to the protection of intellectual property;

-      seasonal reductions in business activity; and

-      potentially uncertain or adverse tax consequences.


In addition, changes in the political and overall economic conditions of the Asian region, which are outside the control of management, could have a material adverse effect on PNC's business, operating results and financial condition.

PNC has historically conducted transactions with customers outside the U.S. in U.S. dollars. Payroll and other costs of foreign operations are payable in foreign currencies, primarily Hong Kong dollars and Chinese Renminbi. To the extent future revenue is denominated in foreign currencies, PNC would be subject to increased risks relating to foreign currency exchange rate fluctuations that could have a material adverse affect on its business, financial condition and operating results. To date, PNC has not engaged in any hedging transactions in connection with its international operations.

RISKS RELATED TO THE PNC ACQUISITION

The following risk factors arise directly as a result of the Company's acquisition of PNC and change in its business focus.

THE MARKET PRICE OF THE COMPANY'S COMMON STOCK COULD BE HIGHLY VOLATILE.

The market price of the Company's common stock may experience significant volatility. PNC operates in the technology sector and public companies in this sector, particularly internet start-ups with little operating history, have been subject to dramatic swings in the trading price of their stocks.

THE COMPANY WILL REQUIRE ADDITIONAL CAPITAL.

The Company will require substantial additional capital to finance its anticipated growth and development efforts and to fund possible acquisitions or investments in complementary businesses, technologies or product lines. The amount of capital required will depend on many factors such as:

-      demand for PNC's services and solutions;

-      the timing of and extent to which PNC invests in new technology;

-      the level and timing of revenue;

-      the expenses of sales and marketing and new product development;



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-      the success and related expense of increasing brand awareness;

- opportunities to acquire or invest in businesses, technologies or products that could advance PNC's business strategy and yield an attractive return; and

- the costs involved in maintaining and enforcing intellectual property rights.


Since inception, PNC's investments and operating losses have been financed through sales of equity interests. PNC currently has no available bank lines of credit or other established sources of capital. On a pro forma basis as of June 30, 2000, PNC had approximately $8.1 million in cash. PNC management is forecasting substantial capital expenditures and negative cash flow from operations over the next two years as it builds its business and completes the PacificNet.com Solution.

To the extent that current resources are insufficient to fund future activities, PNC will need to raise additional funds through public or private financing. However, additional financing, if needed, may not be available on attractive terms, or at all. The inability to raise capital when needed could have a material adverse effect on PNC's business, financial condition and operating results.

THE INTERESTS OF CERTAIN PRINCIPAL STOCKHOLDERS COULD CONFLICT WITH THE COMPANY'S INTERESTS AND THE INTERESTS OF ITS STOCKHOLDERS.

PNC has transactions with affiliates on a regular, recurring basis. Such transactions are an integral part of its business strategy and are anticipated to become increasingly more significant in the future. China Global Internet Alliance Group ("CGI"), through the ownership interests held by its chairman and its wholly-owned subsidiary, B2B Limited, is a major stockholder of the Company. The Chairman of CGI, Mr. Oei Hong Leong, is also a member of the Company's Board of Directors. In addition to Mr. Oei, three of the Company's directors (Mr. Bussman, Mr. Norman and Mr. Tang) currently serve as directors of CGI and/or companies that are controlled by CGI. The Sinar Mas Group, through the ownership interests held by its majority-owned subsidiary, APP China, is also a significant stockholder of the Company. An officer of the Sinar Mas Group, Mr. Franky Widjaja, is a member of the Company's Board of Directors. Mr. Widjaja is the brother of Mr. Oei Hong Leong. Fortune Tele.com is also a significant stockholder of the Company.

CGI, Sinar Mas Group and Fortune Tele.com have agreed to actively promote and use PNC's e-commerce solutions and services within their affiliated companies, and they are all anticipated to be significant customers of PNC. As a results of their significant ownership interests and board representation, while at the same time being significant customers of PNC, CGI, and, to a lesser extent, the Sinar Mas Group and Fortune Tele.com, are in a position to significantly affect the Company's corporate actions in a manner that could conflict with the interests of the Company and other stockholders. In addition, the continued support of PNC by these three companies is an integral part of PNC's business strategy and will be a key factor in its future success.

THERE IS NO ASSURANCE THAT WE WILL BE ABLE TO SELL THE CREATIVE MASTER MANUFACTURING BUSINESS OR, IF SO, AT WHAT PRICE



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The Company has expressed an interest to divest its current die-cast manufacturing business. A sale of this business would allow the management of the Company to devote all of its time and attention the business-to business electronic commerce services and solutions of PNC. In addition, if cash is involved in all or a portion of the proceeds, such a sale would provide additional funds that could be invested in the electronic commerce business. In light of this, a management group led by the Company's Chief Executive Officer, Mr. Carl Tong, has indicated an interest in negotiating a purchase of this business. There is no formal understanding or arrangement with respect to a disposition of the die-cast manufacturing business, and this matter will be reviewed by the Company's Board of Directors at its next meeting. There can be no assurances that such business will be sold or, if sold, at which price and under what terms and conditions.

THE PURCHASE METHOD OF ACCOUNTING WILL HAVE A NEGATIVE EFFECT ON FUTURE REPORTED EARNINGS.

The PNC Acquisition will be accounted for under the purchase method of accounting as a reverse takeover. The total purchase price calculated under this accounting method has been allocated on a preliminary basis to the assets and liabilities of Creative Master, resulting in approximately $8.7 million of goodwill. While the amortization of good will over the following 10 years will have no effect on the Company's operating cash flow, such amortization will have an adverse effect on the Company's reported earnings per share. The allocation of purchase price is subject to change pending a final determination of the value of the assets acquired and liabilities assumed as of the effective date of the reverse takeover. If the current manufacturing business of the Company is held for sale as discussed above, management expects that such sale will result in a significant loss after considering the previously referred to goodwill. However, in such case, there would be no future amortization charges.

RISKS RELATED TO BUSINESS OF CREATIVE MASTER

The following risk factors relate to the Company's Creative Master die-cast replica manufacturing business.

CONDUCTING BUSINESS IN CHINA

Creative Master's manufacturing facilities are located in the Dongguan region of Guangdong Province, China, approximately 60 miles northwest of Hong Kong. Therefore, we are subject to certain inherent risks of doing business in China.

INTERNAL POLITICAL RISKS

Creative Master's die-cast manufacturing operations and assets in China are subject to significant political and economic uncertainties. Changes in laws and regulations, or their interpretation, or the imposition of confiscatory taxation, restrictions on currency conversion, imports and sources of supply, devaluations of currency or the nationalization or other expropriation of private enterprises could have a material adverse effect on our business, results of operations and financial condition. Under its current leadership, the Chinese government has been pursuing economic reform policies that encourage private economic activity and greater economic



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decentralization. There is no assurance, however, that the Chinese government will continue to pursue these policies, or that it will not significantly alter these policies from time to time without notice.

LOSS OF CHINESE FACILITIES

Creative Master conducts its manufacturing operations in China through a contract processing arrangement with a Chinese subcontractor and a contractual joint venture with a local Chinese partner. We plan to phase out the contractual joint venture operations in favor of operating through a contractual arrangement with a Chinese subcontractor. The legal existence of this Chinese contractual joint venture expires in 2006, and we have no assurance that it can be extended if the Company desired to extent it. If we cannot extend the contract processing arrangement or the legal existence of the contractual joint venture, we may be forced to move our manufacturing operations outside of China, and there can be no assurance that we would be able to continue our manufacturing operations. In the event of such a disruption, our profitability, competitiveness and market position could be materially adversely affected.

NON-RENEWAL AND ENFORCEMENT OF LEASES OF CHINESE FACILITIES

We operate our Chinese factories under tenancy agreements with local Chinese government agencies that expire between January 2002 and June 2006. We also lease dormitory facilities under similar tenancy agreements that expire between September 2000 and November 2003. The continuance and renewal of our tenancy agreements and operations at our Chinese facilities depend on our relationship with the local government. Our operations and prospects will be materially adversely affected if the local government fails to honor the tenancy agreements. We also may have difficulty enforcing our rights under the tenancy agreements in China.

NON-RENEWAL OF BUSINESS LICENSES

Creative Master's activities in China, including our contractual joint venture, require business licenses. This requires a review and approval of our activities by various national and local agencies of Chinese government. There can be no assurance that the Chinese government will continue to approve of our activities or grant or renew our licenses. Our inability to obtain needed approvals or licenses would have a material adverse effect on our business, financial condition and results of operations

UNRECOVERABLE PROPERTY DAMAGE LOSSES

By U.S. standards, fire fighting, disaster relief and assistance and other infrastructure is relatively undeveloped in the Dongguan region of China, where our manufacturing facilities are located. While Creative Master currently maintains property damage insurance covering its manufacturing facilities, we have no business interruption insurance. Material damage to, or the loss of, our manufacturing facilities due to fire, severe weather, earthquake or other causes, even if insured against, could have a material adverse effect on our business, financial condition and results of operations. Furthermore, we may not be able to find suitable alternative facilities if any of our factories were destroyed or become inoperable for any reason.



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LACK OF REMEDIES AND IMPARTIALITY UNDER CHINESE LEGAL SYSTEM

Unlike the U.S., China has a civil law system based on written statutes in which judicial decisions have little precedential value. The Chinese government has enacted some laws and regulations dealing with matters such as corporate organization and governance, foreign investment, commerce, taxation and trade. However, their experience in implementing, interpreting and enforcing these laws and regulations is limited, and our ability to enforce commercial claims or to resolve commercial disputes is unpredictable. These matters may be subject to the exercise of considerable discretion by agencies of the Chinese government, and forces unrelated to the legal merits of a particular matter or dispute may influence their determination.

FOREIGN CORRUPT PRACTICES ACT

We are subject to the U.S. Foreign Corrupt Practices Act, which generally prohibits U.S. companies from engaging in bribery or other prohibited payments to foreign officials for the purpose of obtaining or retaining business. Foreign companies, including some that may compete with us, are not subject to these prohibitions. Corruption, extortion, bribery, pay-offs, theft and other fraudulent practices occur from time-to-time in China. We have attempted to implement safeguards to prevent losses from such practices and to discourage such practices by our employees and agents. There is no assurance, however, that we will not suffer such losses or that our employees or other agents will not engage in such conduct for which we might be held responsible.

DEPENDENCE ON IMPORTANT CUSTOMERS

Creative Master's business is concentrated among a limited number of customers. For the six months ended June 30, 2000, sales to Danbury Mint, a subsidiary of MBI, Inc., accounted for 29.8% of total net sales and sales to Action Performance and its subsidiaries, including Paul's Model Art, totaled 13.7% of total net sales. Since 1997, we have sought to diversify our customer base and our efforts resulted in several new customers in 1998, 1999 and 2000. Despite our diversification efforts, we expect that we will continue to depend on sales to Danbury Mint and Action Performance. If we lose any one of our major customers, particularly Danbury Mint or Action Performance, Creative Master's business, financial condition and results of operations would be materially adversely affected.



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CONCENTRATION OF CREDIT RISK

Creative Master's working capital position, financial condition and results of operations depend heavily on the creditworthiness of its five largest customers, which accounted for approximately 59% of its accounts receivable at June 30, 2000. If one or more of these customers does not pay us, our business, financial condition and results of operations could be materially adversely affected.

INCREASED DIFFICULTIES IN COMPETING

There can be no assurance that Creative Master will be able to continue to compete successfully. We face significant competition from toy companies and other independent manufacturers of die-cast products with manufacturing facilities located primarily in China. There also are no significant barriers to entering the die-cast manufacturing business, and if the market for die-cast collectibles continues to grow, we expect increased competition from other industry participants. Many of our existing and potential competitors have significantly greater financial, technical, manufacturing and marketing resources than we do.

INSTABILITY OF CUSTOMER BASE RESULTING FROM INDUSTRY CONSOLIDATION

Creative Master's loss of one or more important customers because of industry consolidation could have a material adverse effect on our business, financial condition and results of operations. The die-cast collectibles industry is fragmented and there appears to be a trend toward consolidation among marketers and distributors of collectibles. In 1999, Corgi Classics, which comprised almost 10% of total net sales of Creative Master, was acquired by Zindart Industrial Ltd, a company that owns die-cast manufacturing facilities in China. In 1998, Action Performance Companies, Inc., a marketer and distributor of NASCAR die-cast replicas and related products, acquired Brookfield Collectors Guild and a controlling interest in Paul's Model Art, two of our customers. In 1997, Mattel acquired Tyco Hong Kong Limited, which accounted for approximately 5.6% of our net sales in 1997. We believe that both Mattel and Action Performance currently intend to continue the business relationships we have developed with these customers, although Corgi, in all likelihood, will not. These changes and potential future changes in ownership of our customers may adversely affect our ongoing relationship with them.

LOSS OF CUSTOMERS RESULTING FROM CUSTOMER MANUFACTURING CAPABILITIES

Certain customers, including Mattel and Road Champ, manufacture and distribute their own die-cast products in addition to marketing die-cast products that Creative Master manufactures for them. Action Performance has a close business relationship with a large, independent die-cast manufacturer that competes with us. Corgi Classics, a significant customer in 1999, was acquired late in 1999 by a die-cast manufacturer that competes with us. For the six months ended June 30, 2000, sales to Corgi accounted for approximately 3% of total sales compared to 10% for the year ended December 31, 1999. There can be no assurance that we will be able to continue our relationships with these customers, or that other customers will not develop their own manufacturing capabilities, thereby reducing or eliminating their need for our services. Such events could have a material adverse effect on our business, financial condition and results of operations.

DEPENDENCE ON INTRODUCTION OF NEW PRODUCTS BY CUSTOMERS; LACK OF MARKET
ACCEPTANCE

Creative Master's operating results and growth in net sales depend substantially upon our customers' ability to develop and market new products and upon continuing market acceptance of our customers' products by collectors. Our customers' failure or delay in introducing new products could impair our results of operations and limit our future growth. Changes in consumer tastes affect the market for die-cast collectibles. Die-cast collectible products typically have limited life cycles and our customers may discontinue them at any time. Accordingly, there can be no assurance that our customers' products will achieve or maintain market acceptance.

CREATIVE MASTER'S GROWTH MAY BE LIMITED BY CAPACITY AT PRODUCTION FACILITIES

Creative Master's ability to grow is a function of its manufacturing capacity. If we were unable to increase our manufacturing capacity on a timely basis and on commercially reasonable terms, our growth would be materially adversely effected. We expect to continue to require additional manufacturing capacity in the near future.

CREATIVE MASTER HAS INVESTED IN PROPRIETARY TOOLING EXPENDITURES

Prior to 1999, virtually all of Creative Master's tooling and mold production costs for the development of new products were underwritten by customers. During 1999, Creative Master invested approximately $1.2 million in tooling costs for proprietary products, primarily boats and boat engines. These costs were capitalized in machinery and equipment in the balance sheet as of December 31, 1999, and are being amortized against future sales of these products. If there are no future sales or if future sales are insufficient to absorb these capitalized costs, then the write-off of these costs may result in losses reported by the Company. In the first six months of 2000, approximately $208,000 of these costs were written off (for products determined to no longer be viable) or amortized against sales.



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FAILURE TO COMPLY WITH ENVIRONMENTAL REGULATIONS

Creative Master uses a variety of paints and oils in the manufacture and detailing of die-cast collectibles. We have established procedures for the proper storage, use and disposal of such materials. To our knowledge, we have complied with all environmental regulations applicable to our business. The failure to comply with such regulations or to pass annual inspections at our facilities, however, could materially adversely affect our business, results of operations and financial condition.

INCOME TAX PROVISIONS AND POTENTIAL LIABILITY FOR ADDITIONAL TAXES

Creative Master and its subsidiaries are subject to income taxes on an entity basis on income arising in or derived from each of the tax jurisdictions in which they operate, including China, Hong Kong and the United States. When products are manufactured in one jurisdiction and exported for sale into a separate jurisdiction, the tax laws can be complicated and subject to interpretation. Creative Master annually provides what management considers to be adequate provisions for income taxes as required under generally accepted accounting principles in the United States, and this provision amounted to 13% of income before income taxes in 1997, 9% in 1998 and 10% in 1999. There can be no assurance, however, that examinations of Creative Master's various income tax returns will not result in disagreements over Creative Master's reported taxable income that could result in additional liabilities for Creative Master, which may be material.

FLUCTUATING RESULTS

Creative Master's production and net sales during the first quarter of each year have historically been lower than in other quarters, because in keeping with Chinese customs, each year we close our manufacturing facilities for two weeks during the month of January or February to celebrate the Chinese New Year holidays. We expect this trend to continue in future years. The shutdown of our operations for two weeks delays our responsiveness to customer orders and shipments in the initial weeks of the year. The inability to meet certain time schedules, even for short periods, could negatively impact our competitiveness for customer business. The loss of customers for a single project increases the likelihood of losing additional projects from such customers, which, if it occurred, could have a material adverse affect on our business. Creative Master also experiences quarterly fluctuation in sales due to the timing of customer orders and product shipments. In addition, Creative Master incurs substantial tooling and other costs relating to the manufacturing of new products from three to nine months in advance of when we receive the first customer orders for new products. This long lead-time can contribute to fluctuations in our quarterly operating results.

LOSSES FROM CHANGES IN CURRENCY EXCHANGE RATES

Any material increase in the value of the Hong Kong dollar or yuan relative to the U.S. dollar would increase Creative Master's expenses, and could have a material adverse effect on our business, financial condition and results of operations. All of our sales are denominated either in U.S. dollars or Hong Kong dollars. Creative Master's expenses are denominated primarily in



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Hong Kong dollars and Renminbi, the Chinese currency, the basic unit of which is the yuan. Since 1983, the Hong Kong government has maintained a policy of linking the U.S. dollar and the Hong Kong dollar at an exchange rate of approximately HK$7.80 to U.S.$1.00. There can be no assurance that this link will be continued. In January 1994, the Chinese government established its current floating exchange rate system, which resulted in an approximately 35% devaluation of the Renminbi against most major currencies and the yuan-to-U.S. dollar exchange rate has largely stabilized since that time. A devaluation of the Hong Kong dollar or yuan relative to the U.S. dollar would be likely to reduce Creative Master's expenses when stated in U.S. dollars. However, any benefits we receive from a devaluation could be offset if the devaluation results in inflation or political unrest.

LACK OF TRADE SECRET PROTECTION

We may not have adequate protection in the event an officer or employee leaves Creative Master's employ and goes into competition with us. Although we plan to implement such agreements in the near future, our executive officers and key employees are not subject to non-competition agreements or similar contractual obligations protecting the confidentiality of our trade secrets or other information.

DEPENDENCE ON CONTINUED SERVICES OF MESSRS. TONG AND KWOK

Creative Master's success depends to a significant extent upon the continued services of Carl Ka Wing Tong and Leo Sheck Pui Kwok. If we lose the services of either of these executives, Creative Master's business could be materially adversely affected. Messrs. Tong and Kwok co-founded Creative Master Limited, our wholly-owned Hong Kong subsidiary, in 1986 and have continuously served as the Chief Executive Officer and Chief Operating Officer, respectively, since that time. Accordingly, Messrs. Tong and Kwok have unique experience, knowledge and expertise in Creative Master's management and direction. They also have served as the principal contacts with Creative Master's customers and have developed long-standing relationships with them, and we believe that their continued involvement with these customers is important to the maintenance of these relationships. We maintain "key person" life insurance of approximately $2,000,000 on Mr. Tong and approximately $1,500,000 on Mr. Kwok. However, there is no assurance that the proceeds of this insurance would be sufficient to compensate us for their loss.